Certification Regarding Compliance with Applicable Servicing Criteria


1. Ameriquest Mortgage Company and AMC Mortgage Services, Inc. (together the "Company"), wholly-owned subsidiaries of ACC Capital Holding Corporation, are responsible for assessing compliance with the servicing criteria applicable to the Company under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2006 (the "Reporting Period"), as set forth in Appendix B hereto. The transactions on which the Company acted as a master servicer, a servicer and/or a subservicer which are subject to the requirements set forth in Regulation AB and covered by this report are set forth on Appendix A hereto (the "Platform");

2. The Company has engaged certain vendors (the "Vendors") to perform specific, limited or scripted activities, and the Company has elected to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in Appendix B hereto, as permitted by Interpretation 17.06 of the Securities and Exchange Commission Division of Corporate Finance Manual of Publicly Available Telephone Interpretations ("Interpretation 17.06"), except for certain Vendors that have provided their own reports on assessment of compliance with the applicable servicing criteria. The Company determined the Vendors for which the Company has elected to take responsibility for assessing compliance with the applicable servicing criteria are not "servicers" as defined in Item 1101(j) of Regulation AB and asserted that it has policies and procedures in place to provide reasonable assurance that these Vendors' activities comply, in all material respects, with the servicing criteria applicable to each such Vendor;

3. Except as set forth in paragraph 4 below, the Company used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria. Although the Company is responsible for assessing compliance with the servicing criterion 1122(d)(4)(vi), the Company has determined there were no servicing criterion to be complied with;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix B hereto are inapplicable to the Company based on the activities it performs, directly or through its Vendors for which the Company has elected to take responsibility for assessing compliance with the applicable servicing criteria, with respect to the Platform when taken as a whole, as of December 31, 2006 and for the Reporting Period;

5. The Company has complied, in all material respects, with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole, except as described on. Appendix C hereto;

6. The Company has not identified and is not aware of any material instance of noncompliance as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole by the Vendors for which the Company has elected to take responsibility for assessing compliance with the applicable servicing criteria;

7. The Company has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors for which the Company has elected to take responsibility for assessing compliance, with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform, taken as a whole;

8. Ernst & Young, LLP, an independent registered public accounting firm, has issued an attestation report on the Company's assessment of compliance with the applicable servicing criteria for the Reporting Period.



Other Matters to be Reported:

     As further described on Appendix C hereto, due to a programming error in their servicing system, the Company did not analyze on a timely basis as required in accordance with the servicing criterion 1122(d)(4)(x)(A) certain escrow accounts on the Regulation AB Item 1122 Servicing Platform which were due for annual escrow analysis in 2007.

     The Company engaged American Security Insurance Company, Standard Guaranty Insurance Company and Safeco Financial Institution Solutions, Inc. (collectively "Assurant") to perform portions of the servicing functions, including those pursuant to the servicing criterion 1122(d)(4)(xii). Assurant provided its own report on assessment of compliance; however, it did not assert to the servicing criterion 1122(d)(4)(xii) as further described on Appendix C hereto.







This certification is dated March 26, 2007

                                       AMERIQUEST MORTGAGE COMPANY
                                           By: /s/ Jane Johnson
                                           --------------------------
                                           Name: Jane Johnson
                                           Title: Authorized Servicing Agent

                                           By: /s/ Jule J. Keen
                                           Title: Executive Vice President and
                                                  Authorized Servicing Agent


                                       AMC MORTGAGE SERVICES, INC.
                                           By: /s/ Jane Johnson
                                           --------------------------
                                           Name: Jane Johnson
                                           Title: Authorized Servicing Agent

                                           By: /s/ Jule J. Keen
                                           Title: Executive Vice President and
                                                  Authorized Servicing Agent











                               APPENDIX A


1) Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2006-R1
2) Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2006-R2
3) Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series ARSI 2006-M3
4) Argent Securities Inc., Asset-Backed Pass-Through Certificates,
Series 2006-W1
5) Argent Securities Inc., Asset-Backed Pass-Through Certificates,
Series 2006-W2
6) Argent Securities Inc., Asset-Backed Pass-Through Certificates,
Series 2006-W3
7) Argent Securities Inc., Asset-Backed Pass-Through Certificates,
Series 2006-W4
8) Argent Securities Inc., Asset-Backed Pass-Through Certificates,
Series 2006-W5
9) Argent Securities Inc., Asset-Backed Pass-Through Certificates,
Series 2006-M1
10) Argent Securities Inc., Asset-Backed Pass-Through Certificates,
Series 2006-M2
11) Citigroup Mortgage Loan Trust Inc., Asset-Backed Pass-Through Certificates, Series 2006-AMC 1
12) Citigroup Mortgage Loan Trust Inc., Asset-Backed Pass-Through Certificates, Series 2006-FX 1
13) Citigroup Mortgage Loan Trust Inc., Asset-Backed Pass-Through Certificates, Series 2006-HE2





                                       Appendix B


--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                Applicable Servicing       Inapplicable
                                                                                       Criteria               Servicing
                                                                                                              Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                                  Criteria                                     Performed   Performed by
                                                                                             by       subservicer      NOT
                                                                                          Vendor(s)   or vender(s)  Performed
                                                                                          for which   for which      by the
                                                                                              the     the Company    Company or
                                                                                          Company is   is NOT the       by
                                                                               Performed  Responsible Responsible subservicer(s)
                                                                               Directly     Party       Party       or vendor(s)
                                                                                  by                               retained by
                                                                                Company                            the Company
--------------------------------------------------------------------------------------------------------------------------------
                               General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------------
                  Policies and procedures are instituted to monitor any           X
                  performance or other triggers and events of default in
1122(d)(1)(i)     accordance with the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  If any material servicing activities are outsourced to          X
                  third parties, policies and procedures are instituted to
                  monitor the third party's performance and compliance with
1122(d)(1)(ii)    such servicing activities.
--------------------------------------------------------------------------------------------------------------------------------
                  Any requirements in the transaction agreements to maintain a                                            X
1122(d)(1)(iii)   back-up servicer for the mortgage loans are maintained,
--------------------------------------------------------------------------------------------------------------------------------
                  A fidelity bond and errors and omissions policy is in effect    X
                  on the party participating in the servicing function
                  throughout the reporting period in the amount of coverage
                  required by and otherwise in accordance with the terms of the
1122(d)(1)(iv)    transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                       Cash Collection and Administration
--------------------------------------------------------------------------------------------------------------------------------
                  Payments on mortgage loans are deposited into the               X
                  appropriate custodial bank accounts and related bank
                  clearing accounts no more than two business days following receipt, or such other number of days specified in the
1122(d)(2)(i)     transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made via wire transfer on behalf of an obligor    X
1122(d)(2)(ii)    or to an investor are made only by authorized personnel.
--------------------------------------------------------------------------------------------------------------------------------
                  Advances of funds or guarantees regarding collections, cash     X
                  flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as
1122(d)(2)(iii)   specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  The related accounts for the transaction, such as cash                                                  X
                  reserve accounts or accounts established as a form of
                  overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
1122(d)(2)(iv)    transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Each custodial account is maintained at a federally insured     X
                  depository institution as set forth in the transaction
                  agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
1122(d)(2)(v)     Exchange Act.
--------------------------------------------------------------------------------------------------------------------------------
                  Unissued checks are safegaurded so as to prevent                X                         X(3)
1122(d)(2)(vi)    unauthorized access.
--------------------------------------------------------------------------------------------------------------------------------

----------

--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                Applicable Servicing       Inapplicable
                                                                                       Criteria               Servicing
                                                                                                              Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                                  Criteria                                     Performed   Performed by
                                                                                             by       subservicer      NOT
                                                                                          Vendor(s)   or vender(s)  Performed
                                                                                          for which   for which      by the
                                                                                              the     the Company    Company or
                                                                                          Company is   is NOT the       by
                                                                               Performed  Responsible Responsible subservicer(s)
                                                                               Directly     Party       Party       or vendor(s)
                                                                                  by                               retained by
                                                                                Company                            the Company
--------------------------------------------------------------------------------------------------------------------------------
                  Reconciliations are prepared on a monthly basis for all         X
                  asset-backed securities related bank accounts, including
                  custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transactidn
                  agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain
                  explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                  identification, or such other number of days specified in
1122(d)(2)(vii)   the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                       Investor Remittances and Reporting
---------------------------------------------------------------------------------------------------------------------------------
                  Reports to investors, including those to be filed with the        X
                  Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the
1122(d)(3)(i)     Servicer.
---------------------------------------------------------------------------------------------------------------------------------
                  Amounts due to investors are allocated and remitted in            X
                  accordance with timeframes, distribution priority and other
1122(d)(3)(ii)    terms set forth in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made to an investor are posted within two           X
                  business days to the Servicer's investor records, or such
1122(d)(3)(iii)   other number of days specified in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Amounts remitted to investors per the investor reports            X
                  agree with cancelled checks, or other form of payment, or
1122(d)(3)(iv)    custodial bank statements.
---------------------------------------------------------------------------------------------------------------------------------
                        Pool Asset Administration
---------------------------------------------------------------------------------------------------------------------------------
                  Collateral or security on mortgage loans is maintained as         X        X(4)
                  required by the transaction agreements or related mortgage
1122(d)(4)(i)     loan documents.
---------------------------------------------------------------------------------------------------------------------------------
                  Mortgage loans and related documents are safeguarded as           X        X(5)
1122(d)(4)(ii)    required by the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Any additions, removals or substitutions to the asset pool        X
                  are made, reviewed and approved in accordance with any
1122(d)(4)(iii)   conditions or requirements in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Payments on mortgage loans, including any payoffs, made in        X
                  accordance with the related mortgage loan documents are
                  posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
1122(d)(4)(iv)    accordance with the related mortgage loan documents.
---------------------------------------------------------------------------------------------------------------------------------

----------

--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                Applicable Servicing       Inapplicable
                                                                                       Criteria               Servicing
                                                                                                              Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                                  Criteria                                     Performed   Performed by
                                                                                             by       subservicer      NOT
                                                                                          Vendor(s)   or vender(s)  Performed
                                                                                          for which   for which      by the
                                                                                              the     the Company    Company or
                                                                                          Company is   is NOT the       by
                                                                               Performed  Responsible Responsible subservicer(s)
                                                                               Directly     Party       Party       or vendor(s)
                                                                                  by                               retained by
                                                                                Company                            the Company
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                  The Servicer's records regarding the mortgage loans agree        X
                  with the Servicer's records with respect to an obligor's
1122(d)(4)(v)     unpaid principal balance.
--------------------------------------------------------------------------------------------------------------------------------
                  Changes with respect to the terms or status of an obligor's      X
                  mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorised personnel in
                  accordance with the transaction agreements and related pool
1122(d)(4)(vi)    asset documents.
--------------------------------------------------------------------------------------------------------------------------------
                  Loss mitigation or recovery actions (e.g., forbearance plans,    X          X(6)
                  modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
1122(d)(4)(vii)   requirements established by the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Records documenting collection efforts are maintained during     X
                  the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records arc maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for
                  example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness
1122(d)(4)(viii)  or unemployment).
--------------------------------------------------------------------------------------------------------------------------------
                  Adjustments to interest rates or rates of return for mortgage    X
                  loans with variable rates are computed based on the related
1122(d)(4)(ix)    pool asset documents.
--------------------------------------------------------------------------------------------------------------------------------
                  Regarding any funds held in trust for an obligor (such as        X
                  escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loans documents, on at least an annual basis, or such other period specified in the
                  transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days
1122(d)(4)(x)     specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Payments made on behalf of an obligor (such as tax or            X                        X(7)
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the
                  appropriate bills or notices for such payments, provided
                  that such support has been received by the servicer at
                  least 30 calendar days prior to these dates, or such other
1122(d)(4)(xi)    number of days specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Any late payment penalties in connection with any payment        X                       X(7)(8)
                  to be made on behalf of an obligor are paid from the
                  Servicer's funds and not charged to the obligor, unless the
1122(d)(4)(xii)   late payment was due to the obligor's error or omission.
--------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made on behalf of an obligor are posted            X                         X(7)
                  within two business days to the obligor's records maintained by the servicer, or such other number of days specified in
1122(d)(4)(xiii)  the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Delinquencies, charge-offs and uncollectible accounts are         X
                  recognized and recorded in accordance with the transaction
1122(d)(4)(xiv)   agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Any external enhancement or other support, identified in Item                                          X
                  1114(a)(1) through (3) or Item 1115 of Regulation AB, is
1122(d)(4)(xv)    maintained as set forth in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------

----------





(1) The activities pertaining to these criteria or portions of these criteria are performed by Vendors retained by the Company which provided a separate assertion of management and accompanying 1122 attestation report.
(2) These criteria are inapplicable to the Platform as of December 31,2006 article for the Reporting Period since the Company, directly or through Vendors for which the Company has elected to take responsibility for assessing compliance with the applicable servicing criteria, was not required to perform any related activities.
(3) The Company has obtained an assertion of management and an accompanying 1122 attestation report from a Vendor regarding any unissued checks solely in file possession and control of such Vendor.
(4) The Company has elected to take responsibility for assessing compliance with a portion of such servicing activity as permitted by Interpretation 17.06 with respect to collateral and security on mortgage loan files while held by Vendors who are pursuing loss mitigation or recovery actions.
(5) The Company has elected to take responsibility for assessing compliance with a portion of such servicing activity as permitted by Interpretation
    17.06 with respect to the safeguarding of mortgage loan files and related documents while held by Vendors who are pursuing loss mitigation or recovery actions,
(6) The Company has elected to take responsibility for assessing compliance with a portion of such servicing activity as permitted by Interpretation 17.06 with respect those actions pursued for loss mitigation or recovery which are performed by Vendors.
(7) Generally, the responsibility for complying with these criteria Is the responsibility of one or more Vendors from whom the Company has obtained on assertion of management and an accompanying 1122 attestation report. however, the Company takes responsibility for specific limited activities performed by it.
(8) The Company obtained an 1122 Report front one of its Vendors, Assurant, which disclaimed the portion of the servicing activity performed by Assurant with respect to these criteria. See Appendix C for further information.




                                 APPENDIX C
1. Material instances of noncompliance by the Company with respect to the
Platform:

         a. Item 1122(d)(2)(vi) with respect to the safeguarding of unissued checks.
         b. Item 1122(4)(4)(vii) with respect to loss mitigation actions being conducted in accordance with the requirements set forth in the transaction documents.

2. Remediation efforts related to material instance of noncompliance by the Company with respect to the Platform:

         a. With respect to the criterion set forth in paragraph 1.a. above, physical access to restricted areas within the Company's cashiering departments was not always appropriate. The Company utilizes safety paper blank check stock which cannot be used without access to certain secured systems, which have been appropriately controlled, Physical access to applicable areas within the cashiering areas has since been restricted to ensure that unmailed checks are safeguarded.

         b. With respect to the criterion set forth in paragraph 1.b. above, the Company's Loss Mitigation Plan attached as an exhibit to the pooling and servicing agreement on 8 of 10 Platform transactions issued by the Company requires borrowers placed on informal forbearance to provide documentation showing the existence of a financial hardship and the ability to make the payments required under the proposed forbearance plan. With respect to these 8 sectuitizations,no written documentation was obtained from borrowers placed on informal forbearance plans. The system of record of the Company was documented by an authorized servicing personnel based on verbal representation from the borrower. With respect to the final 2 Platform transactions which closed in 2006 issued by the Company, the Company updated the wording in its Loss Mitigation Plan to indicate that verbal documentation by the borrower to be received by authorized servicing personnel is acceptable. With respect to the 8 other securitization transactions, the Company is in the process of doing the same.

3. No material instances of noncompliance by Vendors were identified by the Company.

4. Remediation efforts related to material instances of noncompliance by Vendors identified by the Company - Not Applicable

5. No material deficiencies in the Company's policies and procedures to monitor Vendors were identified by the Company.


6. Remediation efforts related to material deficiencies in the Company's policies and procedures to monitor vendors -- Not Applicable


Other Matters to be Reported:


The Company determined that, due to a programming error in designing a query for the loans due for escrow analysis, the query did not contain a date field that resulted in certain escrow accounts not being timely analyzed. Upon the Company's discovery of the query error, all loans were subsequently analyzed, however outside the one year time frame. The Company will assess the impact of this matter on its compliance with Regulation AB servicing criteria for the Platform as of and for the yew ending December 31, 2007.


The Company identified the following instance of noncompliance by Assurant who provided their separate Regulation AB 1122 compliance report:

      Assurant performs certain activities with respect to the Company's Platform under the servicing criterion 1122(d)(4)(xii), however, Assurant informed the Company that it could not assert to the compliance of their activities with this criterion due to limitations in their servicing system, specifically with respect to Assurant's ability to accurately track, record and report to the Company portions of late payment penalties in connection with insurance payments made on behalf of obligors from their escrow accounts. Assurant has informed the Company that it is in the process of updating its servicing system to remediate this matter.